November 4, 1998

Dear Shareholder.

The first four months of the Veredus Growth Fund's existence were met with tremendous volatility, as was the overall market. That notwithstanding, October was a remarkable month given the horrible start which we experienced. From the low of October 8, 1998 to October 31, 1998 our portfolio returned 27.5% versus 21.9% for the Russell 2000 and versus 14.5% for the S&P 500. Given what we have seen over the past three weeks, we feel that the bear market has run its course for the average stock. This does not mean that we will no longer be held captive by the volatility of world markets and their currencies, but the volatility is subsiding and we are becoming more focused on earnings once again. The overriding positive in our mind is the slope of the yield curve. While it has contracted somewhat in the last three weeks from 125 basis points to 90 basis points, we view this as normal, as the market becomes less obsessed with flight to quality.

Since the Fund's commencement of investment operations on July 2, 1998 we are now down 13.8% versus -17.6% for the Russell 2000 and -18.3% for the Russell 2000 Growth Index. Small capitalization stocks were punished more severely during this downturn for liquidity reasons and flight to perceived safety; however, the rally which commenced in mid October is following through into November. As the economy continues to slow, the FED will most likely cut rates a fourth time early in 1999 further driving multiples for earnings stories even higher.

One sector which is really providing the portfolio with some leadership is biotechnology. Healthcare now accounts for 14% of our portfolio, and a great proportion of that percentage is biotechnology. The demographics are outstanding and the number of compounds that are in stage III of clinical trials dwarfs that of several years ago. Viruses and infections are building up immunities to our current regimen of antibiotics, which provides an additional avenue of growth, and most important of all, most of these companies are now earning real money as opposed to the early 1990's. Current holdings include BioChem Pharma, Centocor, Genzyme and Sepracor.

One of our database vendors, Holt Value Associates. supplies us with an extensive database which focuses on the cash flow valuation of over 8000 companies. Holt calculates the cost of capital, or discount rate, for each company and the market, which is a combination of both debt and equity capital. The discount rate for large cap stocks is approximately 4.7% while the rate for small cap stocks is 6.8%. The spread between the two of 250 basis points has absolutely exploded since the beginning of 1997. This same spread spiked to almost 150 basis points in late 1990, the bottom of the last small-cap cycle, which marked the beginning of a four and one-half year bull market in small-cap stocks versus their large counterparts. We strongly feel that October 8th marked the bottom of this cycle.




B. Anthony Weber
Vice President, Fund Manager

        Change of Independent Auditors in Conjunction with Reorganization

In connection with the contemplated reorganization of Veredus Growth Fund into Alleghany/Veredus Aggressive Growth Fund, Arthur Andersen LLP resigned as independent auditors for the Veredus Funds (the "Trust") effective on shareholder approval of the reorganization and shareholder ratification of the selection of KPMG Peat Marwick LLP ("KPMG") as independent auditors. The Board of Trustees of the Trust approved KPMG as independent auditors for the Veredus Growth Fund on October 26, 1998, subject to shareholder approval. The shareholders approved the reorganization and ratified the selection of KPMG as independent auditors on November 25, 1998. The engagement of KPMG as the independent auditors for the Veredus Growth Fund for the fiscal year ended October 31, 1998 was effective on that date.

In connection with the audit of the balance sheet of the Veredus Growth Fund dated June 18, 1998, and the interim period preceding the resignation, the Trust had no disagreements with Arthur Andersen LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The report of Arthur Andersen LLP on the balance sheet dated as of June 18, 1998 did not contain an adverse opinion or disclaimer of opinion nor were any reports qualified or modified as to uncertainty, audit scope, or accounting principles.

VEREDUS GROWTH FUND
-------------------
SCHEDULE OF INVESTMENTS
-----------------------
As of  October  31, 1998


                                      Number     Market
                                     of Shares    Value
                                     ---------    -----
Common Stocks - 94.68%
----------------------
Apparel - 8.11%
Cutter & Buck, Inc. *                 13,300 $  345,800
Genesco, Inc. *                       56,000    336,000
Polo Ralph Lauren Corporation *        7,900    164,423
Russell Corporation                    7,400    181,766

Banks - 3.38%
Bank Plus  *                          12,500     50,788
Commercial Federal Bank               12,800    290,406
Republic Bank                          6,300     86,625

Communications - 4.28%
Intervoice Inc. *                      5,900    168,150
Tekelec Corporation *                 20,900    374,904

Computers/Technology -14.76%
Ascend Communication, Inc. *          12,400    598,300
Macromedia, Inc. *                    12,700    254,000
Netscape Communications Corporation * 14,000    300,132
Novell, Inc. *                        20,800    309,400
Segue Software, Inc. *                12,800    244,006
Xircom, Inc. *                         5,600    165,200

Financial Services -6.69%
Morgan Keegan, Inc                    11,600    216,050
Riggs National Corporation            14,200    342,575
Webster Financial Corporation         11,700    288,850

Food & Beverage -3.63%
Hain Food Group Inc. *                 7,400    148,925
Landry's Seafood Restaurants, Inc. *  31,300    262,138
Total Entertainment Restaurant*       17,700     48,675

Medical Products/Pharmaceutical -13.57%
ADAC Laboratories *                    7,600    225,150
Biochemical Pharmactical*             11,200    258,087
Centocor Inc. *                        5,600    249,200
Forest Laboratories Inc. *             4,200    175,615
Genzyme Corporation *                  7,100    298,647
LaserSight Inc. *                     27,600    120,750

*Non-income producing security.
The accompanying notes are an integral part of these financial statements.

                                      Number        Market
                                     of Shares      Value
                                     ---------      -----

Medical Products/Pharmaceutical -(Continued)
Sepracor Inc. *                        3,700   $   253,913
Vencor, Inc. *                        29,800       137,825

Manufacturing -4.03%
American Power Convrsn. Corporation *  6,700       284,334
C-COR Electronics, Inc. *              8,600       112,875
TurboChef Technologies, Inc. *        16,000       114,000

Oil & Gas -1.45%
Cooper Cameron Corporation *           5,300       184,175

Other Consumer Goods & Service -7.22%
FilNET Corporation *                  20,200       186,850
Fresh Del Monte Produce Inc. *        13,800       246,675
Jones Intercable, Inc. *              11,600       325,531
Westpoint Stevens Inc. *               5,500       156,409

Retail -18.26%
Abercombie & Fitch Company *           7,100       281,785
Ames Department Stores *               9,300       170,887
Ann Taylor Stores Corporation *       12,900       374,100
DM Management Company *               18,200       197,925
Eagle Hardware & Garden, Inc. *       12,700       295,275
Just For Feet, Inc. *               19,500         330,291
Musicland Stores Corporation *        33,600       443,117
Pacific Sunwear of California, Inc.*  10,200       220,575

Telecommunications -9.30%
Gemstar International Group Limited*   4,300       234,887
Transwitch Corporation *              10,600       258,375
Uniphase Corporation *                10,200       504,900
Vitesse Semiconductor*                 5,600       180,600
                                                  ---------
Total Common Stocks
     (Cost $11,802,897)                         11,999,866
                                                ----------

Money Market - 8.67%
Star Treasury Money Market
     (Cost $1,098,754)                           1,098,754
                                                 ---------

Total Investments
     (Cost $12,901,651)                                            13,098,620
Other Assets and Liabilities, Net - (3.35%)                          (425,081)
-------------------------------------------                          ---------
Net Assets - 100%                                                 $12,673,539
                                                                   ===========

VEREDUS GROWTH FUND
-------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
As of  October 31, 1998

ASSETS

     Investments, at value (cost $12,901,651) ................      $ 13,098,620
     Receivables:
           Dividends .........................................             1,711
           Interest...........................................             5,417
           Investments sold ..................................           303,313
           Deferred organization costs........................            22,743
                                                                     -----------

        Total assets .........................................        13,431,804

LIABILITIES

     Payable for investments purchased .......................           745,517
     Accrued expenses ........................................            12,748
                                                                          ------
     Total liabilities........................................           758,265
                                                                         -------

NET ASSETS ...................................................     $  12,673,539

Net assets consist of:
     Paid-in capital .........................................        14,051,911
     Accumulated undistributed net realized loss on investments (1,575,341) Net unrealized appreciation on
          investments.........................................           196,969
                                                                         -------

Net assets ...................................................     $  12,673,539

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized).............................         1,469,832

Net asset value, offering
     and redemption price per share ..........................            $ 8.62

The accompanying notes are an integral part of these financial statements.

VEREDUS GROWTH FUND
-------------------
STATEMENT OF OPERATIONS
-----------------------
For the period July 2, 1998 (commencement of investment operations) to October 31, 1998


INVESTMENT INCOME:
     Interest ................................................         $  44,214
     Dividends ...............................................             4,728
                                                                         -------
          Total investment income ............................            48,942
                                                                          ------

EXPENSES:
     Investment adviser fees..................................            49,425
     Amortization of organization expenses ...................             1,631
                                                                           -----
       Total expenses.........................................            51,056
                                                                          ------

Less:  Expense reimbursement from adviser.....................             1,631
                                                                           -----
          Total net expenses..................................            49,425

NET INVESTMENT INCOME  .......................................             (483)
                                                                         -------

REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS:
     Net realized loss on investments ........................       (1,575,341)
     Net change in unrealized
          appreciation on investments ........................           196,969
                                                                     -----------
     Net realized and unrealized loss on investments .........       (1,378,372)
                                                                     -----------

DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................$      (1,378,855)
                                                                     ===========
 The accompanying notes are an integral part of these financial statements.

VEREDUS GROWTH FUND
-------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
For the period July 2, 1998 (commencement of investment operations) to October 31, 1998


INCREASE IN NET ASSETS
Operations:
     Net investment loss .....................................        $    (483)
     Net realized loss on investments ........................       (1,575,341)
     Net change in unrealized appreciation on investments                196,969
                                                                         -------
     Decrease in net assets from operations ..................       (1,378,855)
                                                                    ------------

Capital share transactions:
     Proceeds from shares sold ...............................        14,223,208
     Value of shares issued to shareholders in
          reinvestment of  distributions .....................               ---
     Cost of shares repurchased...............................         (170,814)
                                                                     -----------
      Net increase in net assets from
          capital share transactions .........................        14,052,394
                                                                      ----------

TOTAL INCREASE IN NET ASSETS .................................        12,673,539
                                                                      ----------

NET ASSETS:
     Beginning of period .....................................               ---
     End of period............................................      $ 12,673,539
                                                                      ==========

OTHER INFORMATION:
Share transactions:
     Sold ....................................................         1,490,149
     Issued to shareholders in reinvestment of
      distributions...........................................               ---
     Repurchased .............................................          (20,317)
                                                                      ----------

NET INCREASE IN SHARES OUTSTANDING ...........................         1,469,832
                                                                      ==========

The accompanying notes are an integral part of these financial statements.

VEREDUS GROWTH FUND
-------------------
FINANCIAL HIGHLIGHTS
--------------------



                                                                         1998(a)
                                                                         -------

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning of period..........................           $ 10.00
Income from investment operations:
     Net investment income ...................................              0.00
     Net realized and unrealized
          loss on investments.................................            (1.38)
                                                                          ------
Total from investment operations..............................            (1.38)
Less  distributions:
     Distributions from net
      investment income ......................................              0.00

     Distributions from net realized
      gains on investments....................................              0.00
                                                                            ----
Total distributions ..........................................              0.00
                                                                            ----

Net asset value, end of period ...............................            $ 8.62
                                                                            ====

TOTAL RETURN .................................................          (13.80)%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ...............................       $12,673,539

     Ratio of expenses to average net assets:
            Before reimbursement of expenses by Adviser (b)...             1.54%
            After reimbursement of expenses by Adviser (b)....             1.50%

     Ratio of net investment income to average net assets:
            Before reimbursement of expenses by Adviser (b)...           (0.06)%
            After reimbursement of expenses by Adviser (b)....           (0.02)%

     Portfolio turnover ......................................           111.52%

(a) For the period July 2, 1998 (commencement of investment operations) to October 31, 1998.
(b)  Annualized.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

Note 1 - General

The Veredus Growth Fund (the "Fund") was organized as a series of Veredus Funds, an Ohio business trust (the "Trust") on April 13, 1998. Veredus Growth Fund is a diversified, open-end mutual fund whose investment objective is to provide capital appreciation. Veredus Asset Management LLC, the Fund's investment adviser, seeks to achieve this objective by investing primarily in equity securities of companies whose earnings are growing at an accelerating rate.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

         A) Security Valuations

Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities, for which over-the-counter market quotations are readily available, are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

         B) Securities Transactions and Investment Income

Securities transactions are recorded on a trade basis. The cost of securities sold is determined using the first-in-first-out method. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

         C) Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

The Fund had a net operating loss for tax purposes of $483 for the period ended October 31, 1998. This amount was reclassified from undistributed net investment income to paid-in capital as a permanent difference.

         D) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of its respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the losses amounted to $1,539,354, which will expire October 31, 2006.

Net realized gains or losses may differ for financial and tax reporting purposes for the Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

         E) Organizational Costs

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the shares of the Fund. The Fund has reimbursed the Adviser for these organizational costs in the amount of $24,374. Organizational costs are amortized on a straight-line basis over five years commencing on July 2, 1998. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs.

         F) Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Veredus Asset Management (the "Adviser") to manage the Fund's investments. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Adviser a monthly fee equal to an annual average rate of 1.50% of its average daily net assets, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 1.50%. The Adviser pays all of the operating expenses except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.

The Fund retains Unified Fund Services, Inc. ("the Administrator") to manage the Fund's business affairs and provide the Fund with fund accounting and administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains Unified Fund Services, Inc. (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. For its services as Administrator (including its fund accounting services), Unified Fund Services, Inc. receives a monthly fee from the Adviser equal to an annual average rate of 0.16% of the Fund's average daily net assets. The Fund retains Unified Management Corporation, (the "Distributor") to act as principal distributor of the Fund's shares. The services of the Administrator, Transfer Agent, and Distributor are operating expenses paid by the Adviser.

Note 4- Investment Transactions

For the period ended October 31, 1998, the cost of purchases and proceeds from the sales of investments, excluding short-term investments, were $21,294,567 and $7,916,330, respectively.

Note 5- Unrealized Appreciation (Depreciation)

At  October  31,  1998,  the  composition  of  gross   unrealized   appreciation
(depreciation) of investment securities is as follows:

                               Appreciation     Depreciation    Net Appreciation
                               ------------     ------------    ----------------
The Veredus Growth Fund         $ 1,069,235       ($872,266)        $  196,969


At  October  31,  1998,  the  composition  of  gross   unrealized   appreciation
(depreciation) of investment securities for federal income tax purposes is as follows:

                              Appreciation      Depreciation    Net Appreciation
                              ------------      ------------    ----------------
The Veredus Growth Fund        $ 1,037,045       ($876,063)        $  160,982

At October 31, 1998, the aggregate cost of investment securities for federal income tax purposes is $12,937,637.

Note 6- Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 1998, Veredus Asset Management and its affiliates owned 46,090 shares of the Fund.

Note 7- Subsequent Events

Effective November 25, 1998, the shareholders of the Fund approved a plan of reorganization from the Veredus Growth Fund to the Alleghany/Veredus Aggressive Growth Fund to be completed on December 4, 1998.

Effective December 4, 1998, Allegheny Asset Management, Inc. holds a 40% minority interest in Veredus Asset Management with certain options to acquire up to a 70% interest over the next 9 years.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
    Veredus Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Veredus Growth Fund (the "Fund") as of October 31, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from July 2, 1998 (commencement of investment operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1998, the results of its operations, the changes in its net assets and financial highlights for the period from July 2, 1998 (commencement of investment operations) to October 31, 1998, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP


Chicago, Illinois
December 4, 1998